Ex. 99.28(n)(1)(xiv)

Amendment to

JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved (i) eight new Funds of the Trust (each, a “New Fund” and collectively, the “New Funds”), (ii) mergers for 19 Funds of the Trust into other Funds of the Trust (each, a “Merged Fund” and collectively, the “Merged Funds”), and (iii) fund name changes for eight Funds of the Trust (the “Fund Name Changes”), as outlined below, effective April 26, 2021:

New Funds

1)	JNL Bond Index Fund;

2)	JNL Emerging Markets Index Fund;

3)	JNL International Index Fund;

4)	JNL Mid Cap Index Fund;

5)	JNL Small Cap Index Fund;

6)	JNL/American Funds® Bond Fund of America Fund;

7)	JNL/Baillie Gifford U.S. Equity Growth Fund; and

8)	JNL/Morningstar PitchBook Listed Private Equity Index Fund.

Merged Funds

1)	JNL/AQR Large Cap Relaxed Constraint Equity Fund;

2)	JNL/AQR Managed Futures Strategy Fund;

3)	JNL/Boston Partners Global Long Short Equity Fund;

4)	JNL/DFA Growth Allocation Fund;

5)	JNL/DFA Moderate Growth Allocation Fund;

6)	JNL/Franklin Templeton International Small Cap Fund;

7)	JNL/Goldman Sachs Competitive Advantage Fund;

8)	JNL/Goldman Sachs Dividend Income & Growth Fund;

9)	JNL/Goldman Sachs International 5 Fund;

10)	JNL/Goldman Sachs Intrinsic Value Fund;

11)	JNL/Goldman Sachs Total Yield Fund;

12)	JNL/Mellon Index 5 Fund;

13)	JNL/PPM America Small Cap Value Fund;

14)	JNL/RAFI® Fundamental Asia Developed Fund;

15)	JNL/RAFI® Fundamental Europe Fund;

16)	JNL/Vanguard Capital Growth Fund;

17)	JNL/Vanguard Global Bond Market Index Fund;

18)	JNL/Vanguard International Stock Market Index Fund; and

19)	JNL/Vanguard Small Company Growth Fund.

Fund Name Changes

1)	JNL/American Funds® Blue Chip Income and Growth Fund change to JNL/American Funds® Washington Mutual Investors Fund;

2)	JNL/First State Global Infrastructure Fund change to JNL/First Sentier Global Infrastructure Fund;

3)	JNL/Invesco Global Real Estate Fund change to JNL/WMC Global Real Estate Fund (in connection with an investment sub-adviser replacement, as approved by the Board);

4)	JNL/JPMorgan Growth & Income Fund change to JNL/JPMorgan U.S. Value Fund;

5)	JNL/Mellon MSCI World Index Fund change to JNL/Mellon World Index Fund;

6)	JNL/Vanguard Equity Income Fund change to JNL/WMC Equity Income Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board);

7)	JNL/Vanguard International Fund change to JNL/Baillie Gifford International Growth Fund (in connection with the conversion from a feeder fund to a sub-advised fund, as approved by the Board); and

8)	JNL/Vanguard U.S. Stock Market Index Fund change to JNL/Mellon U.S. Stock Market Index Fund (in connection with the conversion from a Fund of Funds to a sub-advised index fund, as approved by the Board).

Whereas, pursuant to Board approval of the changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan to add each new Fund, to remove the merged Funds, and to update the names of certain Funds.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated April 26, 2021, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective April 26, 2021.

JNL Series Trust
By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated April 26, 2021

Investment Portfolios

Funds	Class
JNL Bond Index Fund	Class I
JNL Emerging Markets Index Fund	Class I
JNL International Index Fund	Class I
JNL Mid Cap Index Fund	Class I
JNL Small Cap Index Fund	Class I
JNL/American Funds® Balanced Fund	Class A Class I
JNL/American Funds® Bond Fund of America Fund	Class A Class I
JNL/American Funds® Capital Income Builder Fund	Class A Class I
JNL/American Funds® Capital World Bond Fund	Class A Class I
JNL/American Funds® Global Growth Fund	Class A Class I
JNL/American Funds® Global Small Capitalization Fund	Class A Class I
JNL/American Funds® Growth Fund	Class A Class I
JNL/American Funds® Growth-Income Fund	Class A Class I
JNL/American Funds® International Fund	Class A Class I
JNL/American Funds® New World Fund	Class A Class I
JNL/American Funds® Washington Mutual Investors Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Conservative Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL iShares Tactical Growth Fund	Class A Class I
JNL iShares Tactical Moderate Fund	Class A Class I
JNL iShares Tactical Moderate Growth Fund	Class A Class I
JNL Moderate Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager Emerging Markets Equity Fund	Class A Class I
JNL Multi-Manager International Small Cap Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I

A-1

Funds	Class
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL/American Funds® Growth Allocation Fund	Class A Class I
JNL/American Funds® Moderate Growth Allocation Fund	Class A Class I
JNL/AQR Large Cap Defensive Style Fund	Class A Class I
JNL/Baillie Gifford International Growth Fund	Class A Class I
JNL/Baillie Gifford U.S. Equity Growth Fund	Class A Class I
JNL/BlackRock Advantage International Fund	Class A Class I
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/DFA International Core Equity Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DFA U.S. Small Cap Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/DoubleLine® Total Return Fund	Class A Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I
JNL/First Sentier Global Infrastructure Fund	Class A Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I
JNL/Goldman Sachs 4 Fund	Class A Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund	Class A Class I
JNL/Goldman Sachs Managed Conservative Fund	Class A Class I
JNL/Goldman Sachs Managed Growth Fund	Class A Class I
JNL/Goldman Sachs Managed Moderate Fund	Class A Class I
JNL/Goldman Sachs Managed Moderate Growth Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I

A-2

Funds	Class
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Growth Fund	Class A Class I
JNL/Invesco International Growth Fund	Class A Class I
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan Global Allocation Fund	Class A Class I
JNL/JPMorgan Hedged Equity Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/JPMorgan U.S. Value Fund	Class A Class I
JNL/Lazard International Strategic Equity Fund	Class A Class I
JNL/Loomis Sayles Global Growth Fund	Class A Class I
JNL/Lord Abbett Short Duration Income Fund	Class A Class I
JNL/Mellon Bond Index Fund	Class A Class I
JNL/Mellon Communication Services Sector Fund	Class A Class I
JNL/Mellon Consumer Discretionary Sector Fund	Class A Class I
JNL/Mellon Consumer Staples Sector Fund	Class A Class I
JNL/Mellon DowSM Index Fund	Class A Class I
JNL/Mellon Emerging Markets Index Fund	Class A Class I
JNL/Mellon Energy Sector Fund	Class A Class I
JNL/Mellon Equity Income Fund	Class A Class I
JNL/Mellon Financial Sector Fund	Class A Class I
JNL/Mellon Healthcare Sector Fund	Class A Class I
JNL/Mellon Industrials Sector Fund	Class A Class I
JNL/Mellon Information Technology Sector Fund	Class A Class I
JNL/Mellon International Index Fund	Class A Class I
JNL/Mellon Materials Sector Fund	Class A Class I
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A Class I
JNL/Mellon Real Estate Sector Fund	Class A Class I

A-3

Funds	Class
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class A Class I
JNL/Mellon Small Cap Index Fund	Class A Class I
JNL/Mellon U.S. Stock Market Index Fund	Class A Class I
JNL/Mellon Utilities Sector Fund	Class A Class I
JNL/Mellon World Index Fund	Class A Class I
JNL/Morningstar PitchBook Listed Private Equity Index Fund	Class A Class I
JNL/Morningstar Wide Moat Index Fund	Class A Class I
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A Class I
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America Floating Rate Income Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I
JNL/T. Rowe Price Balanced Fund	Class A Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I
JNL/T. Rowe Price Established Growth Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price U.S. High Yield Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/WCM Focused International Equity Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Equity Income Fund	Class A Class I

A-4

Funds	Class
JNL/WMC Global Real Estate Fund	Class A Class I
JNL/WMC Government Money Market Fund	Class A Class I
JNL/WMC Value Fund	Class A Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I

A-5